1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release                                               [BD LOGO]
                                                           Helping all people
                                                           live healthy lives

Contact:
Patricia A. Spinella, Investor Relations - 201-847-5453
Colleen White, Corporate Communications - 201-847-5369

                   BD ANNOUNCES FISCAL SECOND QUARTER RESULTS

Franklin Lakes, NJ (April 22, 2004) - BD (Becton, Dickinson and Company) (NYSE:
BDX) today reported record quarterly revenues of $1.271 billion for the fiscal second quarter ended March 31, 2004, an increase of 12 percent from the same period a year ago. At constant foreign exchange rates, revenues increased 6 percent. Revenue growth in all segments benefited from favorable foreign currency translation, particularly with respect to the Euro.

"We are pleased with the Company's continued strong performance in the second quarter. Solid revenue growth in our BD Medical and BD Biosciences segments reflects contributions from several key areas - prefillable drug delivery devices, diabetes related products and our BD FACSAria'TM' cell sorter," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "Strong revenue growth in nearly all of our international regions was another driving force."

Diluted earnings per share and net income for the quarter were 62 cents and $165 million, respectively. For the same period in fiscal 2003, diluted earnings per share were 54 cents and net income was $142 million.

Q2 Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $683 million, representing an increase of 13 percent over the prior year period. Included in BD Medical revenues were U.S. safety-engineered product sales of $107 million, as compared with $98 million in the prior year's quarter, which was offset in part by reduced sales of certain conventional devices in the U.S. due to the transition to safety-engineered devices. Also contributing to the growth of the segment were increased sales of diabetes related products and prefillable drug delivery devices.

In the BD Diagnostics segment, worldwide revenues for the quarter were $383 million, representing an increase of 7 percent over the prior year period. Revenue growth of 11 percent in the Preanalytical Systems unit of the segment included U.S. safety-engineered device sales of $75 million, compared with $68 million in the prior year's quarter, which was offset in part by reduced sales of conventional devices in the U.S. due to the transition to safety-engineered devices. After having experienced a 31 percent increase in the first quarter, due in large part to earlier than usual and exceptionally strong sales of respiratory and flu diagnostic tests in the U.S. and Japan, revenues in the Diagnostic Systems unit of the segment increased 3 percent in the second quarter. For the first half of fiscal 2004, the Diagnostic Systems unit reported 17 percent revenue growth.

In the BD Biosciences segment, worldwide revenues were $205 million, representing an increase of 17 percent over the prior year period. These results reflected broad market acceptance of the BD FACSAria'TM' cell sorter, which BD Biosciences began shipping at the end of the second fiscal quarter of 2003, along with strong sales of flow cytometry reagents in the Immunocytometry Systems and Pharmingen units. Revenue growth was also driven by Discovery Labware products.

Q2 Geographic Results

Second quarter revenues in the U.S. of $619 million represented an increase of 7 percent over the prior year period. Revenues outside the U.S. of $651 million represented an increase of 17 percent over the prior year period, or 4 percent at constant foreign exchange rates. International revenues in the second quarter benefited from favorable foreign exchange in substantially all regions. Excluding the impact of favorable foreign exchange, revenues increased in substantially all regions.

Six-month Results

For the six-month period ended March 31, 2004, reported revenues were $2.470 billion, a 13 percent increase over the same period a year ago, or 6 percent at constant foreign exchange rates. Diluted earnings per share for the six-month period were $1.10. For the same period in fiscal 2003, diluted earnings per share were 97 cents. Included in the first half results of fiscal 2004 was a first quarter charge of 11 cents related to certain actions taken in connection with our blood glucose monitoring products. Excluding the charge of 11 cents, pro forma diluted earnings per share for the first half of fiscal 2004 were $1.21.

Fiscal 2004 Outlook

The Company estimates that its reported diluted earnings per share for fiscal 2004, which includes a charge of 11 cents per share relating to its blood glucose monitoring products, will increase in the range of 10 to 12 percent over the prior period. This estimate is based on fiscal 2003 pro forma earnings per share of $2.15, which excludes 8 cents of non-cash charges related to the write-down of certain intangible assets and inventory in the BD Biosciences segment.

Conference Call Information

A conference call regarding BD's second quarter results and its expectations for the full fiscal year will be broadcast live on BD's website, www.bd.com/investors, at 10:00 a.m. (ET) Thursday, April 22, 2004. The conference call will be available for replay on BD's website at www.bd.com/investors or at 1-800-283-9732 (domestic) and 1-402-998-1159
(international) through April 29, 2004.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in the attached financial tables.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2003, BD reported total revenues of $4.528 billion.

                                       ***

This press release, including the section entitled "Fiscal 2004 Outlook," contains certain forward-looking statements (as defined under Federal securities laws) regarding BD's performance, including future revenues, products and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; changes in BD's sales volume and product mix; BD's ability to achieve its cost savings objectives; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in BD's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in healthcare or other governmental regulation, as well as other factors discussed in this press release and in BD's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                 Three Months Ended March 31,
                                              ----------------------------------
                                                 2004         2003      % Change
--------------------------------------------------------------------------------
REVENUES                                      $1,270,523   $1,134,041     12.0

Cost of products sold                            638,049      578,428     10.3
Selling and administrative                       338,628      298,798     13.3
Research and development                          62,554       60,034      4.2
--------------------------------------------------------------------------------
TOTAL OPERATING COSTS
   AND EXPENSES                                1,039,231      937,260     10.9
--------------------------------------------------------------------------------

OPERATING INCOME                                 231,292      196,781     17.5

Interest expense, net                             (7,961)      (8,653)    (8.0)
Other expense, net                                (3,118)      (1,847)      NM
--------------------------------------------------------------------------------

INCOME BEFORE
   INCOME TAXES                                  220,213      186,281     18.2

Income tax provision                              55,053       44,241     24.4
--------------------------------------------------------------------------------

NET INCOME                                    $  165,160   $  142,040     16.3
--------------------------------------------------------------------------------

EARNINGS PER SHARE

   Basic                                      $     0.65   $     0.56     16.1
   Diluted                                    $     0.62   $     0.54     14.8
--------------------------------------------------------------------------------
AVERAGE SHARES OUTSTANDING

   Basic                                         253,294      254,694
   Diluted                                       265,055      263,369
--------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                    Six Months Ended March 31,
                                              ----------------------------------
                                                 2004         2003      % Change
--------------------------------------------------------------------------------
REVENUES                                      $2,470,054   $2,185,689     13.0

Cost of products sold                          1,278,933    1,128,467     13.3
Selling and administrative                       668,248      582,979     14.6
Research and development                         123,207      119,879      2.8
--------------------------------------------------------------------------------
TOTAL OPERATING COSTS
   AND EXPENSES                                2,070,388    1,831,325     13.1
--------------------------------------------------------------------------------

OPERATING INCOME                                 399,666      354,364     12.8

Interest expense, net                            (16,890)     (17,286)    (2.3)
Other expense, net                                (3,164)      (1,763)      NM
--------------------------------------------------------------------------------

INCOME BEFORE
   INCOME TAXES                                  379,612      335,315     13.2

Income tax provision                              89,050       79,637     11.8
--------------------------------------------------------------------------------

NET INCOME                                    $  290,562   $  255,678     13.6
--------------------------------------------------------------------------------

EARNINGS PER SHARE

   Basic                                      $     1.15   $     1.00     15.0
   Diluted                                    $     1.10   $     0.97     13.4
--------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

   Basic                                         252,710      254,994
   Diluted                                       263,763      263,328
--------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                                 Three Months Ended March 31,
                                              ----------------------------------
                                                 2004         2003      % Change
                                              ----------------------------------
BD MEDICAL
   United States                              $  320,687   $  292,794      9.5
   International                                 361,954      309,025     17.1
--------------------------------------------------------------------------------
TOTAL                                         $  682,641   $  601,819     13.4
--------------------------------------------------------------------------------

BD DIAGNOSTICS
   United States                              $  211,419   $  206,206      2.5
   International                                 171,456      150,594     13.9
--------------------------------------------------------------------------------
TOTAL                                         $  382,875   $  356,800      7.3
--------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                              $   87,317   $   78,545     11.2
   International                                 117,690       96,877     21.5
--------------------------------------------------------------------------------
TOTAL                                         $  205,007   $  175,422     16.9
--------------------------------------------------------------------------------

TOTAL REVENUES
   United States                              $  619,423   $  577,545      7.3
   International                                 651,100      556,496     17.0
--------------------------------------------------------------------------------
TOTAL                                         $1,270,523   $1,134,041     12.0
--------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                                  Six Months Ended March 31,
                                              ----------------------------------
                                                 2004         2003      % Change
                                              ----------------------------------
BD MEDICAL
   United States                              $  624,435   $  589,220      6.0
   International                                 685,074      584,236     17.3
--------------------------------------------------------------------------------
TOTAL                                         $1,309,509   $1,173,456     11.6
--------------------------------------------------------------------------------

BD DIAGNOSTICS
   United States                              $  424,336   $  397,738      6.7
   International                                 359,484      290,716     23.7
--------------------------------------------------------------------------------
TOTAL                                         $  783,820   $  688,454     13.9
--------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                              $  162,346   $  147,882      9.8
   International                                 214,379      175,897     21.9
--------------------------------------------------------------------------------
TOTAL                                         $  376,725   $  323,779     16.4
--------------------------------------------------------------------------------

TOTAL REVENUES
   United States                              $1,211,117   $1,134,840      6.7
   International                               1,258,937    1,050,849     19.8
--------------------------------------------------------------------------------
TOTAL                                         $2,470,054   $2,185,689     13.0
--------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                            United States
                                                  ------------------------------
                                                    2004       2003     % Change
                                                  ------------------------------
BD MEDICAL
   Medical Surgical Systems                       $196,418   $180,731      8.7
   Diabetes Care                                    88,730     83,658      6.1
   Pharmaceutical Systems                           30,276     22,795     32.8
   Ophthalmic Systems                                5,263      5,610     (6.2)
--------------------------------------------------------------------------------
TOTAL                                             $320,687   $292,794      9.5
--------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                          $109,464   $102,958      6.3
   Diagnostic Systems                              101,955    103,248     (1.3)
--------------------------------------------------------------------------------
TOTAL                                             $211,419   $206,206      2.5
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                              $ 24,465   $ 23,226      5.3
   Immunocytometry Systems                          36,129     29,141     24.0
   Clontech                                          8,234      8,399     (2.0)
   Pharmingen                                       18,489     17,779      4.0
--------------------------------------------------------------------------------
TOTAL                                             $ 87,317   $ 78,545     11.2
--------------------------------------------------------------------------------

TOTAL UNITED STATES                               $619,423   $577,545      7.3
--------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                    International
                              -------------------------------------------------------
                                                                % Change
                                                    ---------------------------------
                                2004       2003     Reported   FX Neutral   FX Impact
                              -------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems   $187,062   $160,667     16.4         4.6        11.8
   Diabetes Care                61,338     50,174     22.3         7.5        14.8
   Pharmaceutical Systems      105,100     91,011     15.5         0.1        15.4
   Ophthalmic Systems            8,454      7,173     17.9         4.0        13.9
-------------------------------------------------------------------------------------
TOTAL                         $361,954   $309,025     17.1         3.7        13.4
-------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems      $ 86,479   $ 73,099     18.3         4.1        14.2
   Diagnostic Systems           84,977     77,495      9.7        (1.5)       11.2
-------------------------------------------------------------------------------------
TOTAL                         $171,456   $150,594     13.9         1.2        12.7
-------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware          $ 24,088   $ 20,160     19.5         6.3        13.2
   Immunocytometry Systems      67,434     54,339     24.1        10.5        13.6
   Clontech                      8,553      8,889     (3.8)      (14.3)       10.5
   Pharmingen                   17,615     13,489     30.6        14.7        15.9
-------------------------------------------------------------------------------------
TOTAL                         $117,690   $ 96,877     21.5         7.9        13.6
-------------------------------------------------------------------------------------

TOTAL INTERNATIONAL           $651,100   $556,496     17.0         3.8        13.2
-------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                        Total
                              -----------------------------------------------------------
                                                                   % Change
                                                        ---------------------------------
                                 2004         2003      Reported   FX Neutral   FX Impact
                              -----------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems   $  383,480   $  341,398     12.3         6.7         5.6
   Diabetes Care                 150,068      133,832     12.1         6.6         5.5
   Pharmaceutical Systems        135,376      113,806     19.0         6.6        12.4
   Ophthalmic Systems             13,717       12,783      7.3        (0.5)        7.8
----------------------------------------------------------------------------------------
TOTAL                         $  682,641   $  601,819     13.4         6.5         6.9
----------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems      $  195,943   $  176,057     11.3         5.4         5.9
   Diagnostic Systems            186,932      180,743      3.4        (1.4)        4.8
----------------------------------------------------------------------------------------
TOTAL                         $  382,875   $  356,800      7.3         2.0         5.3
----------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware          $   48,553   $   43,386     11.9         5.8         6.1
   Immunocytometry Systems       103,563       83,480     24.1        15.2         8.9
   Clontech                       16,787       17,288     (2.9)       (8.3)        5.4
   Pharmingen                     36,104       31,268     15.5         8.6         6.9
----------------------------------------------------------------------------------------
TOTAL                         $  205,007   $  175,422     16.9         9.4         7.5
----------------------------------------------------------------------------------------

TOTAL REVENUES                $1,270,523   $1,134,041     12.0         5.5         6.5
----------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                         United States
                                              ----------------------------------
                                                 2004         2003      % Change
                                              ----------------------------------
BD MEDICAL
   Medical Surgical Systems                   $  394,937   $  373,482      5.7
   Diabetes Care                                 163,579      159,154      2.8
   Pharmaceutical Systems                         54,631       44,322     23.3
   Ophthalmic Systems                             11,288       12,262     (7.9)
--------------------------------------------------------------------------------
TOTAL                                         $  624,435   $  589,220      6.0
--------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                      $  216,091   $  203,981      5.9
   Diagnostic Systems                            208,245      193,757      7.5
--------------------------------------------------------------------------------
TOTAL                                         $  424,336   $  397,738      6.7
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                          $   47,880   $   46,346      3.3
   Immunocytometry Systems                        64,897       52,340     24.0
   Clontech                                       15,087       16,262     (7.2)
   Pharmingen                                     34,482       32,934      4.7
--------------------------------------------------------------------------------
TOTAL                                         $  162,346   $  147,882      9.8
--------------------------------------------------------------------------------

TOTAL UNITED STATES                           $1,211,117   $1,134,840      6.7
--------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                     International
                              -----------------------------------------------------------
                                                                   % Change
                                                        ---------------------------------
                                 2004         2003      Reported   FX Neutral   FX Impact
                              -----------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems   $  363,386   $  313,435     15.9         4.0         11.9
   Diabetes Care                 119,515       94,223     26.8        11.2         15.6
   Pharmaceutical Systems        185,944      162,729     14.3        (1.4)        15.7
   Ophthalmic Systems             16,229       13,849     17.2         3.9         13.3
                              -----------------------------------------------------------
TOTAL                         $  685,074   $  584,236     17.3         3.6         13.7
                              -----------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems      $  164,832   $  139,279     18.3         4.3         14.0
   Diagnostic Systems            194,652      151,437     28.5        15.5         13.0
                              -----------------------------------------------------------
TOTAL                         $  359,484   $  290,716     23.7        10.1         13.6
                              -----------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware          $   45,556   $   38,915     17.1         3.8         13.3
   Immunocytometry Systems       120,810       95,192     26.9        13.3         13.6
   Clontech                       16,053       16,781     (4.3)      (14.7)        10.4
   Pharmingen                     31,960       25,009     27.8        11.8         16.0
                              -----------------------------------------------------------
TOTAL                         $  214,379   $  175,897     21.9         8.3         13.6
                              -----------------------------------------------------------
TOTAL INTERNATIONAL           $1,258,937   $1,050,849     19.8         6.2         13.6
                              -----------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                         Total
                              -----------------------------------------------------------
                                                                   % Change
                                                        ---------------------------------
                                 2004         2003      Reported   FX Neutral   FX Impact
                              -----------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems   $  758,323   $  686,917     10.4         4.9          5.5
   Diabetes Care                 283,094      253,377     11.7         5.9          5.8
   Pharmaceutical Systems        240,575      207,051     16.2         3.8         12.4
   Ophthalmic Systems             27,517       26,111      5.4        (1.6)         7.0
                              -----------------------------------------------------------
TOTAL                         $1,309,509   $1,173,456     11.6         4.8          6.8
                              -----------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems      $  380,923   $  343,260     11.0         5.3          5.7
   Diagnostic Systems            402,897      345,194     16.7        11.0          5.7
                              -----------------------------------------------------------
TOTAL                         $  783,820   $  688,454     13.9         8.1          5.8
                              -----------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware          $   93,436   $   85,261      9.6         3.6          6.0
   Immunocytometry Systems       185,707      147,532     25.9        17.1          8.8
   Clontech                       31,140       33,043     (5.8)      (11.0)         5.2
   Pharmingen                     66,442       57,943     14.7         7.8          6.9
                              -----------------------------------------------------------
TOTAL                         $  376,725   $  323,779     16.4         9.0          7.4
                              -----------------------------------------------------------
TOTAL REVENUES                $2,470,054   $2,185,689     13.0         6.5          6.5
                              -----------------------------------------------------------

BECTON DICKINSON AND COMPANY
RECONCILIATION TO PRO FORMA AMOUNTS
Six Months Ended March 31,
(Unaudited)

                                                             2004
                                                --------------------------------
                                                   As         BGM      Excluding
                                                Reported   Charges *    Charges
                                                --------------------------------
Diluted EPS                                       $1.10      $0.11       $1.21

*    Relates to the fiscal 2004 charge associated with blood glucose monitoring
     (BGM) products.

BECTON DICKINSON AND COMPANY
RECONCILIATION TO PRO FORMA AMOUNTS
Twelve Months Ended September 30,
(Unaudited)

                                                              2003
                                                 -------------------------------
                                                    As      Non-cash   Excluding
                                                 Reported   Charges**   Charges
                                                 -------------------------------
Diluted EPS                                        $2.07      $0.08      $2.15

** Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                            2004
                                             -----------------------------------
                                                 As          BGM       Excluding
                                              Reported    Charges *     Charges
                                             -----------------------------------
Gross Profit                                 $1,191,121    $45,024    $1,236,145
   as a % of revenues                              48.2%                    50.0%

Operating Income                                399,666     45,024       444,690
   as a % of revenues                              16.2%                    18.0%

Net Income                                      290,562     27,915       318,477
   as a % of revenues                              11.8%                    12.9%

*    Relates to the fiscal 2004 charge associated with blood glucose monitoring
     (BGM) products.